UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

        Provident Financial Holdings, Inc. ("Company"), the holding company for Provident Savings Bank, F.S.B. provides the following update regarding the closure of the Provident Bank Mortgage ("PBM") loan production offices announced on October 15, 2007. The PBM loan production offices in Torrance and Diamond Bar, California were closed on December 6, 2007 and December 11, 2007, respectively, and the one-time costs associated with the closures were $28,000 and $63,000, respectively. The one-time costs are primarily the result of accelerating future lease obligations into the current reporting period because it is unlikely that we will be able to successfully negotiate lease buyouts or subleasing agreements.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2007	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/Donavon P. Ternes
Donavon P. Ternes
Chief Financial Officer
(Principal Financial and Accounting Officer)

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